Note Payable	9 Months Ended
Sep. 30, 2021
Debt Disclosure [Abstract]
Note Payable

Note 6 Note Payable
In August 2021, VPCC entered into an amendment to the private investment in public equity (“PIPE”) subscription agreement (“PIPE Amendment”) it previously entered into with Alameda Research Ventures LLC (“Alameda Research”) in connection with the proposed business combination with the Company (refer to Note 1,
Business and Basis of Presentation
). The PIPE Amendment calls for a $15.0 million
pre-funding,
which was facilitated through the issuance of an unsecured promissory note by the Company to Alameda Research. The Company’s obligations to repay the principal amount of the promissory note will be discharged through the issuance of 1.5 million shares of VPCC to Alameda Research at the closing of the business combination. The promissory note bears an interest rate of the applicable short-term Federal rate and is due at the earlier of (i) the one-year
anniversary of the promissory note or (ii) an event of default.
The Company has elected to measure the note payable debt instrument at fair value using the fair value option of ASC 825-10. The Company determined that the feature to settle the promissory note with shares at the closing of the business combination is a contingently exercisable share settled put option that represents an embedded derivative instrument that requires bifurcation from the host promissory note. Additionally, the feature to redeem the promissory note upon a default event is a contingently exercisable call option and represents an embedded derivative instrument that requires bifurcation from the host promissory note. However, in accordance with ASC 815-15-25-1 criterion (b), since the Company has elected to apply the fair value option to the debt, the embedded features will not be separated from the debt host. The fair value of the promissory note was $14.6 million (unaudited) as of the issuance date and September 30, 2021.